UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2014

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 California Avenue, Irvine, California		92617
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 926-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.06 Material Impairments.

On June 2, 2014, Broadcom Corporation (the "Company" or "Broadcom") issued a press release announcing it is exploring strategic alternatives for its cellular baseband business, including a potential sale or wind-down. The full text of the press release is attached as Exhibit 99.1 to this Report and is hereby incorporated by reference herein. The Company’s Board of Directors approved this decision on May 30, 2014. Unless the Company can successfully sell the cellular baseband business, the Company may likely record material non-cash charges for the impairment of certain long-term assets, including goodwill and purchased intangible assets, in the three months ending June 30, 2014. The Company is currently evaluating the recoverability of the assets related to the cellular baseband business. At this time, the Company is unable in good faith to estimate the amount or provide a range of amounts of any impairment charges.

Additionally, the Company is evaluating the number of employees and other resources necessary to support the ongoing business and may record material restructuring charges in connection with the wind-down or sale of the cellular baseband business, and more generally to right size the organization. At this time, the Company is unable in good faith to estimate the amount or provide a range of amounts of the restructuring charges.

Given that the Company is in the early stages of exploring strategic alternatives, the amount and timing of the impairment or restructuring charges is uncertain. The Company will amend this Current Report on Form 8-K, or disclose in another periodic filing with the Securities and Exchange Commission, the amount of any material impairment and restructuring charges once they are determinable.

Cautions Regarding Forward-Looking Statements

All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry and business, management's beliefs, and certain assumptions made by Broadcom, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, the amount and timing of reduced research & development and selling, general & administrative expenses resulting from the exit of the cellular baseband business, the possibility of a sale or wind-down of such business, the Company’s ability to drive growth through its planned reinvestments in its Broadband, Infrastructure and Connectivity businesses, and guidance provided on future revenue, product gross margin and operating expenses for the second quarter of 2014 (on both a GAAP and non-GAAP basis). These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

These risks and uncertainties include, but are not limited to the following:

• Broadcom’s quarterly operating results may fluctuate significantly.
• Broadcom depends on a few significant customers for a substantial portion of its revenue.
• Broadcom faces intense competition.
• Broadcom manufactures and sells complex products and may be unable to successfully develop and introduce new products.
• Broadcom may fail to appropriately adjust its operations in response to changes in its strategy or market demand.
• Broadcom is exposed to risks associated with its international operations.
• Broadcom’s business is subject to potential tax liabilities.
• Broadcom’s stock price is highly volatile.
• Broadcom’s operating results may be adversely impacted by worldwide economic uncertainties and specific conditions in the markets it addresses.
• Broadcom may be required to defend against alleged infringement of intellectual property rights of others and/or may be unable to adequately protect or enforce its own intellectual property rights.
• Broadcom faces risks associated with its acquisition strategy.
• Broadcom may be unable to attract, retain or motivate key personnel.
• Broadcom is subject to order and shipment uncertainties.
• Broadcom depends on third parties to fabricate, assemble and test its products.
• Broadcom’s systems are subject to security breaches and other cybersecurity incidents.
• Government regulation may adversely affect Broadcom’s business.
• Broadcom’s co-founders and their affiliates may strongly influence the outcome of matters that require the approval of Broadcom’s shareholders.
• Broadcom’s articles of incorporation and bylaws contain anti-takeover provisions.
• There can be no assurance that Broadcom will continue to declare cash dividends.
• Broadcom may be unable to successfully sell or wind down the cellular baseband business or realize the expected reduction in annualized research and development and selling, general and administrative expenses.
• There can be no assurance that Broadcom will be able to successfully grow or maintain its Connectivity business independent of the cellular baseband business.

Broadcom's Annual Report on Form 10-K for the year ended December 31, 2013, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect its business, results of operations and financial condition. The forward-looking statements in this Current Report on Form 8-K speak only as of this date. Broadcom undertakes no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Item 8.01 Other Events.

The information set forth in Item 2.06 above is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release, dated June 2, 2014, of Broadcom Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

June 2, 2014	By:	/s/ Eric K. Brandt

Name: Eric K. Brandt
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated June 2, 2014, of Broadcom Corporation.